SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 29, 2005

Date of Report (Date of earliest event reported)

International Securities Exchange, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32435	01-0681729
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

60 Broad Street

New York, NY 10004

(Address of principal executive offices, including zip code)

(212) 943-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2005 Bonus Targets for Certain Named Executive Officers

On March 30, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of International Securities Exchange, Inc. (“ISE”) approved the corporate financial performance metrics for fiscal year 2005 annual bonus awards for ISE’s Chief Executive Officer and Chief Operating Officer (the “Executives”) under the Senior Executive Annual Bonus Plan (the “Plan”). Under the Plan, the Executives are eligible to receive annual bonus awards based on the achievement of targets set with respect to the revenue and expense components of ISE’s net income for the 2005 fiscal year. Awards may range from 0% to 180% of base salary depending on corporate performance relative to the applicable targets.

In addition to bonuses under the Plan, the Committee reserves the right to pay discretionary bonuses to the Executives based on qualitative considerations and/or extraordinary performance during the year.

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(1)	The ISE Board of Directors elected Brian P. Donnelly and John A. Koltes, III as a Class B-3 director and a Class B-2 director, respectively, on March 29, 2005.

(2)	There is no arrangement or understanding between Mr. Donnelly and Mr. Koltes, on the one hand, and any other person pursuant to which each of them was selected as a director.

(3)	It has not been determined what committees of the ISE Board of Directors that Mr. Donnelly and Mr. Koltes will join.

(4)	There are and have been no transactions, either since the beginning of ISE’s last fiscal year or currently proposed, to which ISE or any of its subsidiaries is a party, in which the amount involved exceeds $60,000, and in which any of Mr. Donnelly or Mr. Koltes had or has a direct or indirect material interest.

On March 29, 2005, ISE announced in a press release the appointment of Mr. Donnelly and Mr. Koltes to the ISE Board of Directors. A copy of ISE’s press release announcing such appointments is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

10.1	Form of Restricted Stock Award Agreement.

10.2	Form of Option Agreement.

99.1	Press Release dated March 29, 2005 announcing appointments of Brian P. Donnelly and John A. Koltes, III to the ISE Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SECURITIES EXCHANGE, INC.

By:	/s/ MICHAEL J. SIMON
Michael J. Simon
General Counsel, Chief Regulatory Officer and Secretary

Dated: March 31, 2005

EXHIBIT INDEX

Exhibit No.

10.1	Form of Restricted Stock Award Agreement.

10.2	Form of Option Agreement.

99.1	Press Release dated March 29, 2005 announcing appointments of Brian P. Donnelly and John A. Koltes, III to the ISE Board of Directors.